January 23, 2018

ULTIMUS MANAGERS TRUST

CASTLEMAINE EMERGING MARKETS OPPORTUNITIES FUND
CASTLEMAINE EVENT DRIVEN FUND
CASTLEMAINE LONG/SHORT FUND
CASTLEMAINE MARKET NEUTRAL FUND
CASTLEMAINE MULTI-STRATEGY FUND

Supplement to the Prospectus and the Statement of Additional Information, each dated December 29, 2017

Effective immediately, Castlemaine Emerging Markets Opportunities Fund, Castlemaine Event Driven Fund, Castlemaine Long/Short Fund, Castlemaine Market Neutral Fund, and Castlemaine Multi-Strategy Fund (each, a “Fund” and collectively, the “Funds”), each a series of Ultimus Managers Trust (the “Trust”), have terminated the public offering of their shares and will discontinue their operations effective January 31, 2018. Shares of the Funds are no longer available for purchase and, at the close of business on January 31, 2018, all outstanding shares of the Funds will be redeemed at net asset value (the “Transaction”).

The Board of Trustees (the “Board”) of the Trust, in consultation with the Funds’ investment adviser, Castlemaine LLC (the “Adviser”), determined and approved at a meeting of the Board on January 22, 2018, to discontinue the Funds’ operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Funds and their shareholders to discontinue the Funds’ operations. Through the date of the Transaction, the Adviser will continue to waive investment advisory fees and reimburse expenses of the Funds, as necessary, in order to maintain the Funds’ at their current expense limit, as specified in the Prospectus.

At the Board meeting, the Board directed that: (i) all of the Funds’ portfolio securities be liquidated in an orderly manner not later than January 31, 2018; and (ii) all outstanding shareholder accounts on January 31, 2018 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Funds’ portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Funds to achieve their stated investment objectives.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders may choose to authorize, prior to January 31, 2018, a direct transfer of their retirement account assets to another tax-deferred retirement account. Typically, shareholders have 60 days from the date of the Transaction to invest the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

January 23, 2018

If you have any questions regarding the Fund, please call 1-888-594-0006.

Investors Should Retain this Supplement for Future Reference